EXHIBIT 32.1

CERTIFICATIONS PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarter report of Environmental Monitoring and Testing Corporation (the "COMPANY") on Form 10-QSB for the quarter ended December 31, 2004 as filed with the SEC on the date hereof (the "REPORT"), I hereby certify, in my capacity as an officer of the Company, for purposes of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 28, 2005

                                                  By:  /s/  DAN LEE
                                                               Dan Lee, Chief Executive Officer and
                                                                               Chief Financial Officer